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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) November 9, 2005

                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

             0-13393                                   36-3183870
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     (Commission File Number)               (IRS Employer Identification No.)

     501 Seventh Street, Rockford, Illinois               61104
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    (Address of Principal Executive Offices)            (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On November 9, 2005, James S. Waddell, Executive Vice President and Chief Administrative Officer advised the AMCORE Financial, Inc. ("AMCORE" or the "Company") Board of Directors of his intent to enter into a 10b5-1 sales plan to sell AMCORE Financial, Inc. shares. AMCORE has voluntarily elected to disclose such plan on this Form 8-K. The purpose of the sales plan is to achieve broader diversification of investments as Mr. Waddell approaches retirement age. The plan will be effective in November 2005.

Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, permits corporate officers and directors to adopt written pre-arranged stock trading plans when they are not in possession of material non-public information. Any transactions under this plan will be disclosed through Form 4 filings with the Securities and Exchange Commission. Form 4 filings are posted in the investor relations section of the Company's Web site.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2005           AMCORE Financial, Inc.
                                  (Registrant)

                                  /s/ John R. Hecht
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                                  John R. Hecht
                                  Executive Vice President and
                                  Chief Financial Officer
                                  (Duly authorized officer of the registrant and principal financial officer)